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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08718

IPS Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1225 Weisgarber Road, Suite S-380, Knoxville, TN   37909
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

Mr. Greg D'Amico

IPS Advisory, Inc.

1225 Weisgarber Road, Suite S-380

Knoxville, TN 37909
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-232-9142

Date of fiscal year end: 11/30/2003

Date of reporting period: 05/31/2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   ANNUAL REPORT

--------------------------------------------------------------------------------
                        IPS IFUND 2003 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Fellow Portfolio Managers:

     Thank you for another six months of participation and ideas. The IFUND is similar to an investment club in that it works better with everyone's participation. As market conditions improve, we see signs that shareholders are more enthusiastic to share their investment ideas and opinions. IPS has also been teeming with ideas on how to make the Fund more exciting, but has been waiting for a better environment to enact them. We hope by implementing these ideas, they will have the potential to attract new shareholders who can add a new level of interest and excitement to the IFUND.

                                [GRAPHIC OMITTED]

FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS AS OF 5/31/03
                      ------------------------------------
                                                             INCEPTION
                                                             ----------
                                     6 MONTHS      1 YR      (12/29/00)
                                    ---------   ----------   ----------
IFUND                                   2.98%     -11.88%      -29.28%
S&P 500 INDEX                           3.91%     - 8.06%      -11.25%
NASDAQ COMPOSITE INDEX *                7.92%     - 1.23%      -16.54%
*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

PERFORMANCE

     One of the more noticeable developments in the past six months has been the Fund's performance in the last 3 months of the fiscal year compared to its first three months. The IFUND gained 17.69% from March 1st through the end May 2003, while losing 12.85% from December 1, 2002 through February 28, 2003. Much of the run-up in the second quarter had to do with the war in Iraq and its quick resolution. Following are details on which stocks were responsible and how the Fund was positioned during the past two quarters.

     The biggest changes in Fund have been in cash and tech sectors. The Fund started December 2002 with 21.4% in cash and 19.7% in tech related stocks. By February 28, 2003, it had 10.6% in cash and 43.3% in tech stocks. Some of the tech stocks that were purchased during this time were QLOGIC (QLGC), GARMIN LTD.
(GRMN), OMNIVISION TECHNOLOGIES (OVTI) and EBAY (EBAY). Investors believed the market was ready for a rebound and added sectors such as Computer Hardware, Data Storage, Telecommunications and Wireless Services. The Fund had minimal selling during this time but did exit the REIT sector by selling FBR ASSET INVESTMENT CORP. (FBR). For the most part, the consumer sector of the Fund remained relatively constant.

Copyright 2002, IPS Advisory. Inc.

     The IFUND went through a trading spurt in March 2003. Stocks such as THE STANLEY WORKS (SWK), LONE STAR STEAKHOUSE (STAR) and DELL COMPUTER (DELL) were added to the consumer sector while L3 COMMUNICATIONS (LLL), INTERNATIONAL RECTIFIER (IRF) and CISCO SYSTEMS (CSCO) were sold from the tech side of the portfolio. As a result, the technology sector shrank from 44% at the end of March 2003 to 18.3% by May 31, 2003. Meanwhile, the consumer sector of the Fund grew from 5.2% at the end of March 2003 to 14.8% on May 31, 2003 with the inclusion of BORDERS GROUP (BGP) and the repurchase of 99 CENT ONLY STORES
(NDN).

VOLATILITY OF RETURNS

     FIGURE 2 provides an interesting perspective on the IFUND'S risk profile since inception. The graph highlights a fascinating detail, in part, because it was not a conscious or deliberate action by the shareholders. As illustrated, the IFUND has lowered its risk below that of the broad market for the past six months. The IFUND'S volatility dropped 1.71% from 7.86% on November 30, 2002 to 6.15% on May 31, 2003, significantly more than the Nasdaq's 1.15% drop to 7.80% on May 31, 2003. The Value Line Arithmetic's volatility rose from 7.27% on November 30, 2003 to 7.64% on May 31, 2003.

     We use the Nasdaq Composite as a benchmark for the IFUND because we feel it is more representative of the aggressive types of stocks in which the IFUND may invest. We include the VLAC because it is a far better proxy for the broad market than other well-known Indexes, for two reasons: it is equally weighted, and it consists of a large number of companies (approximately 1,700) across a broader spectrum of market capitalizations. Other Indexes are capitalization weighted, meaning that larger companies are more heavily weighted in the calculation of the Index. While this may make a good proxy for economic activity, we do not believe that capitalization-weighted indexes are an appropriate proxy for investment styles like ours that are not index funds, and that do not take into account market capitalization as a significant factor in our buy and sell decisions.

                                [GRAPHIC OMITTED]

FIGURE 2: Volatility of the Fun on a monthly basis, versus the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE INDEX, a broad-based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Risk is measured as the Standard Deviation of the most recent 13 monthly returns.

CHANGES FROM WITHIN

     Chats have become a regular occurrence in the IFUND. They have proven to be very useful in the short-term management of the Fund. On more than one occasion, a stock has been nominated to buy or sell during a chat discussion or immediately after one. For instance, the January 23rd chat was responsible for buying CISCO SYSTEMS (CSCO), VERITAS SOFTWARE (VRTS) and CELESTICA (CLS). David posted this on CELESTICA, "CLS - I was glad to see this one nominated, despite all the analyst downs. I think the analysts are wrong here. A new "killer device," such as a personal GPS would put Celestica back on the map." Robert replied, "I really like Celestica. They are the most undervalued of the stocks we have been discussing. The only problem with

Copyright 2002, IPS Advisory, Inc.

Celestica is that 60% of their sales is to EMS companies. Their recovery depends on a resumption of IT spending by corporations, and there is little sign of that yet."

     By offering an organized venue for investors to share their outlook on the markets and specific stocks, the IFUND benefits in two ways. First, the chat introduces fresh ways of looking at different viewpoints and facilitates the opportunity to build upon one's own ideas. Secondly, by gathering a majority of investors at one time, it speeds up the management and consensus-building process. Sometimes stocks are nominated and forgotten without any votes cast in their favor. The chat is structured so that each stock is spotlighted one at a time, and investors give their opinions on whether the Fund should buy, sell or hold the stock. The structure and immediacy of chats have been rewarding for those who participate and for the IFUND'S performance.

     To romanticize, the IFUND is similar to the Cannery Row lab of Ed Ricketts, John Steinbeck's friend and muse for characters in some of his most famous books such as OF MICE AND MEN and THE GRAPES OF WRATH. Rickett's lab was an infamous meeting place for Steinbeck, Henry Miller, John Cage and others to talk about art and philosophize. Rickett viewed life as an enormous tide pool, where everything was interrelated, similar to the iFund's view on the market and the world we live in today. Our chats are the informal sessions Ricketts and his friends savored to discover what others were thinking and to expound on those ideas. We are part of an exciting idea and it is up to us to keep it moving forward.


GREGORY A. D'AMICO                                 KAREN WHITEHEAD
PRESIDENT                                          FUND ADVISOR

================================================================================
--------------------------------------------------------------------------------

** The above discussion reflects the Advisors' interpretation of the investment decisions of a bunch of people we don't know. They aren't only subject to change, we don't know what they are to begin with.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 INDEX is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The NASDAQ COMPOSITE INDEX is an unmanaged index of more than 4,000 stocks traded electronically through the NASDAQ System. The returns shown for the NASDAQ COMPOSITE INDEX do not include reinvestment of dividends. The VALUE LINE ARITHMETIC COMPOSITE INDEX is an arithmetically averaged index of approximately 1,700 stocks that is more broad-based than the S&P 500 INDEX. The VALUE LINE ARITHMETIC COMPOSITE INDEX figures do not reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

** This semiannannual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** CITCO-Quaker Fund Services, Inc., distributor.                         6/2003

For more information, please contact IPS Funds at:
Phone:  800.249.6927                                     1225 Weisgarber Road
        865.524.1676     Web Site: www.ipsifund.com      Suite S-380
Fax:    865.544.0630     Email:   info@ipsifund.com      Knoxville, TN  37909

Copyright 2002, IPS Advisory, Inc.

                                    IPS IFUND
                             Schedule of Investments
                            May 31, 2003 (Unaudited)


COMMON STOCKS - 77.74%                             SHARES            VALUE
                                                ------------     --------------

BIOTECHNOLOGY - 6.80%
Fisher Scientific International Inc.*                     65              2,060
Invitrogen Corp.*                                         85              3,317
                                                                 --------------
                                                                          5,377
                                                                 --------------
BUSINESS SERVICES - 10.67%
Allied Capital Corp.                                      75              1,751
Angelica Corp.                                           200              3,576
ProQuest Co.*                                             70              1,960
SunGard Data Systems Inc.*                                50              1,150
                                                                 --------------
                                                                          8,437
                                                                 --------------
COMPUTER HARDWARE - 1.78%
Dell Computer Corp.*                                      45              1,408
                                                                 --------------

CONSUMER DISCRETIONARY - 5.81%
Cadbury Schweppes Plc                                    125              2,994
Lone Star Steakhouse & Saloon, Inc.                       70              1,603
                                                                 --------------
                                                                          4,597
                                                                 --------------
CONSUMER RETAIL - 7.19%
99 Cents Only Stores*                                     55              1,748
Borders Group, Inc.*                                      90              1,481
Chico's FAS, Inc.                                        115              2,461
                                                                 --------------
                                                                          5,690
                                                                 --------------
DEFENSE - 2.16%
United Technologies Corp.                                 25              1,706
                                                                 --------------

DRUGS & MEDICAL EQUIPMENT - 2.45%
Amgen, Inc.*                                              30              1,941
                                                                 --------------

HEALTHCARE - 7.31%
First Health Group Corp.*                                100              2,566
Lincare Holdings Inc.*                                    35              1,080
WellPoint Health Networks Inc.*                           25              2,134
                                                                 --------------
                                                                          5,780
                                                                 --------------

INDUSTRIAL MANUFACTURING - 6.92%
Freeport-McMoRan Copper & Gold Inc.                      195              4,280
Lear Corp.*                                               30              1,193
                                                                 --------------
                                                                          5,473
                                                                 --------------
MULTIMEDIA - 3.96%
Univision Communications Inc.*                           105              3,134
                                                                 --------------

NATURAL GAS EXPLORATION & PRODUCTION - 4.50%
Headwaters Inc.*                                         100              1,899
Suncor Energy Inc.                                        90              1,661
                                                                 --------------
                                                                          3,560
                                                                 --------------
SEMICONDUCTORS - 2.32%
ESS Technology, Inc.*                                    220              1,837
                                                                 --------------

SOFTWARE - 5.11%
Autodesk, Inc.                                           110              1,640
Electronic Arts Inc.*                                     35              2,400
                                                                 --------------
                                                                          4,040
                                                                 --------------
TELECOMMUNICATIONS - 8.66%
Benchmark Electronics, Inc.*                             110              3,128
UTStarcom, Inc.*                                          70              2,076
Vodafone Group Plc                                        75              1,643
                                                                 --------------
                                                                          6,847
                                                                 --------------
UTILITIES - 2.10%
FPL Group, Inc.                                           25              1,662
                                                                 --------------

TOTAL COMMON STOCK (COST $55,519)                                        61,489
                                                                 --------------
MUTUAL FUNDS - 2.26%
China Fund, Inc.                                          90              1,786
                                                                 --------------
TOTAL MUTUAL FUNDS (COST $1,421)                                          1,786
                                                                 --------------
SHORT-TERM INVESTMENTS - 19.97%
Federated Cash Trust Series II                        15,796             15,796
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $15,796)                              15,796
                                                                 --------------

TOTAL INVESTMENTS (COST $72,736) - 99.97%                                79,071
                                                                 --------------

OTHER ASSETS LESS LIABILITIES, NET - 0.03%                                   21


TOTAL NET ASSETS - 100.00%                                               79,092
                                                                 ==============
* Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

Copyright 2003, IPS Advisory, Inc.

                                  THE IPS IFUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            MAY 31, 2003 (UNAUDITED)

                                                                     IPS
                                                                    IFUND
ASSETS:
    Investments, at value  (cost $72,736)                      $       79,071
    Receivable for capital shares sold                                    100
    Dividends receivable                                                    7
    Interest receivable                                                     4
                                                               --------------
    Total Assets                                                       79,182
                                                               --------------

LIABILITIES:
    Payable to Advisor                                                     90
                                                               --------------
    Total Liabilities                                                      90
                                                               --------------
                                                               $       79,092
                                                               ==============

NET ASSETS CONSIST OF:
    Capital stock                                              $      138,312
    Accumulated undistributed net realized
        loss on investments sold                                      (65,345)
    Accumulated undistributed net investment income                      (210)
    Net unrealized appreciation (depreciation)
        on investments                                                  6,335
                                                               --------------
    Total Net Assets                                           $       79,092
                                                               ==============
Shares outstanding (no par value,
     unlimited shares authorized)                                      15,245

Net asset value, redemption price and
     offering price per share                                  $         5.19
                                                               ==============

The accompanying notes are an integral part of these financial statements.


                             STATEMENT OF OPERATIONS
                              FOR THE PERIOD ENDED
                            MAY 31, 2003 (UNAUDITED)

                                                                     IPS
                                                                    IFUND

INVESTMENT INCOME:
     Dividend income                                           $          271
     Interest income                                                       15
                                                               --------------
     Total investment income                                              286
                                                               --------------

EXPENSES:
     Investment advisory fee                                              496
                                                               --------------
     Total expenses                                                       496
                                                               --------------

NET INVESTMENT LOSS                                                      (210)
                                                               --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized gain on investment transactions                         391
     Change in unrealized appreciation (depreciation)
          on investments                                                2,114
                                                               --------------
     Net realized and unrealized loss on investments                    2,505
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                           $        2,295
                                                               ==============

The accompanying notes are an integral part of these financial statements.

Copyright 2002, IPS Advisory, Inc.

                                  THE IPS FUNDS
                            STATEMENTS OF CHANGES IN
                                   NET ASSETS


                                                                                       IPS IFUND

                                                                       FOR THE PERIOD
                                                                            ENDED                   YEAR
                                                                        MAY 31, 2003                ENDED
                                                                         (UNAUDITED)          NOVEMBER 30, 2002

OPERATIONS:
     Net investment income (loss)                                       $       (210)           $        (718)
     Net realized loss on investment transactions                                391                  (34,747)
     Change in unrealized appreciation
        (depreciation) on investments                                          2,114                    4,151
                                                                        -------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                                              2,295                  (31,314)
                                                                        -------------------------------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                   100                   14,770
     Cost of shares redeemed                                                      --                   (1,788)
                                                                        -------------------------------------
     Net increase (decrease) in net assets
        resulting from capital share transactions                                100                   12,982
                                                                        -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,395                  (18,332)

NET ASSETS:
     Beginning of period                                                      76,697                   95,029
                                                                        -------------------------------------

     End of period                                                      $     79,092            $      76,697
                                                                        =====================================

The accompanying notes are an integral part of these financial statements.

Copyright 2002, IPS Advisory, Inc.

                                    IPS IFUND
                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                                             DECEMBER 29,
                                                                                                               2000 (1)
                                                                     PERIOD ENDED          YEAR ENDED          THROUGH
                                                                     MAY 31, 2003         NOVEMBER 30,       NOVEMBER 30,
                                                                      (UNAUDITED)             2002               2001
PER SHARE DATA:
Net asset value, beginning of period                                 $       5.04        $       7.09      $      12.00

INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss                                                   (0.01)              (0.05)            (0.02)(2)
      Net realized and unrealized
         loss on investments                                                 0.15               (2.00)            (4.89)
                                                                     --------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS                                             0.14               (2.05)            (4.91)
                                                                     --------------------------------------------------

Net asset value, end of period                                       $       5.18               $5.04             $7.09
                                                                     ==================================================

Total return                                                                 2.98%             (28.91)%          (40.92%)(3)

SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period (000's)                                       $79                 $77               $95
      Ratio of net operating expenses to average net assets                  1.40% (4)           1.40%             1.40% (4)
      Ratio of net investment income to average net assets                  -0.30% (4)          -0.83%            -0.49% (4)
      Portfolio turnover rate                                              107.88%             177.50%           124.68%

(1)  Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized
(4)  Annualized

The accompanying notes are an integral part of these financial statements.

Copyright 2002, IPS Advisory, Inc.

IPS IFUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2003

1.   ORGANIZATION

     The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is long-term capital growth. The Fund commenced operations on December 29, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation
          Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income and Excise Taxes
          The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (c)  Distributions to Shareholders
          Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (d)  Securities Transactions and Investment Income
          Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

Copyright 2002, IPS Advisory, Inc.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

                                                                                   DECEMBER 29, 2000
                                                     FOR THE                  COMMENCEMENT OF OPERATIONS
                                                 SIX MONTHS ENDED                       THROUGH
                                                   MAY 31, 2003                    NOVEMBER 30, 2002
      IPS IFUND                                    $        Shares                   $        Shares
                                               --------    --------              --------    --------
      Shares sold                              $    100          20              $ 14,770       2,166
      Shares issued in reinvestment
        of dividends                                 --          --                    --          --
      Shares redeemed                                --          --                (1,788)       (351)
                                                                                 --------    --------
      Net increase (decrease)                  $    100          20              $ 12,982       1,815
                                               ========                          ========
      SHARES OUTSTANDING:
      Beginning of period                                    15,225                            13,410
                                                           --------                          --------
      End of period                                          15,245                            15,225
                                                           ========                          ========

4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the six months ended May 31, 2003, excluding short-term investments, aggregated $66,178 and $64,909, respectively. There were no purchases or sales of long-term U.S. government securities.

     At May 31, 2003, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $73,061 were as follows:


            Unrealized appreciation                            $7,108
            Unrealized depreciation                              (776)
                                                               ------
            Net unrealized appreciation on investments         $6,010
                                                               ======


     The difference between book cost and tax cost consists of wash sales in the amount of $325.

     At November 30, 2002, the Fund had an accumulated net realized capital loss carryover of $65,412, with $30,990 expiring in 2009 and $34,422 expiring in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   INVESTMENT ADVISOR

     The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees paid to IPS Advisory, Inc. during the six months ended May 31, 2003 were $496.

6.   DISTRIBUTABLE EARNINGS

     There were no distributions during the fiscal year ended May 31, 2003.

     The tax character of distributions paid during the six months ended May 31, 2003 and the fiscal year ended 2002 was as follows:

Copyright 2002, IPS Advisory, Inc.

Distributions paid from:                     2003           2002
                                          ----------     ----------
           Ordinary income                $       --     $       --
           Short-term Capital Gain                --             --
           Long-term Capital Gain                 --             --
                                          ----------     ----------
                                          $       --     $       --
                                          ==========     ==========

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                      iFund
                                                   ----------
Undistributed ordinary income                      $       --
  (accumulated losses)
Undistributed long-term capital gain
  (accumulated losses)                                (65,412)
Unrealized appreciation/(depreciation)                  3,896
                                                   ----------
                                                      (61,516)
                                                   ==========

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

                              INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                # OF
                                                                                                PORTFOLIOS
                                                  TERM OF                                       IN FUND
                                  POSITION(S)     OFFICE AND                                    COMPLEX       OTHER
                                  HELD WITH THE   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS
NAME, AGE, AND ADDRESS            TRUST           TIME SERVED  PAST FIVE YEARS                  TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 42,              Independent     Since        Financial Analyst, Tennessee         3         None
12416 Fort West Drive             Trustee         inception    Valley Authority
Knoxville, TN 37922                               of Funds     (1997-Present);Financial Analyst
                                                  in 1995.     Charter (CFA).
-------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 45, 6504       Independent     Since        Director of Planned Giving for       3         None
Clary Lane                        Trustee         inception    the University of Tennessee at
Knoxville, TN 37919                               of Funds     Knoxville.
                                                  in 1995
-------------------------------------------------------------------------------------------------------------------------------

Billy Wayne Stegall, Jr., 46,     Independent     Since        Account Executive, Colonial          3         None
316 Stonewall Street              Trustee         inception    Life & Accident
Memphis, TN 38112                                 of Funds     (1995-Present).
                                                  in 1995.
-------------------------------------------------------------------------------------------------------------------------------

Copyright 2003, IPS Advisory, Inc.

                                       10

                         INTERESTED TRUSTEES & OFFICERS

-------------------------------------------------------------------------------------------------------------------
                                                                                  # OF
                                                                                  PORTFOLIOS
                                            TERM OF                               IN FUND
                              POSITION(S)   OFFICE AND     PRINCIPAL OCCUPATION   COMPLEX      OTHER
                              HELD WITH     LENGTH OF      (S) DURING PAST FIVE   OVERSEEN     DIRECTORSHIPS
NAME, AGE, AND ADDRESS        THE TRUST     TIME SERVED    YEARS                  BY TRUSTEE   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 39,            President,    Since          President of IPS          3         IPS Advisory,
1225 Weisgarber Road,         Chief         inception      Advisory, Inc.                      Inc.; Director
Suite S-380,                  Financial     of Funds in                                        of Young
Knoxville, TN 37909           Officer,      1995                                               Entrepreneurs'
                              Treasurer                                                        Organization
                              and Trustee                                                      (YEO);
                                                                                               Association for
                                                                                               Investment and
                                                                                               Management
                                                                                               Research
                                                                                               (AIMR);
                                                                                               Personal &
                                                                                               Child Safety,
                                                                                               LLC (PCS)
-------------------------------------------------------------------------------------------------------------------
Robert Loest*, 59,            Vice           Since         Chief Executive            3        IPS Advisory,
1225 Weisgarber Road,         President,     inception     Officer of IPS                      Inc.
Suite S-380,                  Secretary      of Funds in   Advisory, Inc.;
Knoxville, TN 37909           and Trustee    1995          Financial Analyst
                                                           Charter (CFA); Ph.D.
                                                           in Biology.
-------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.

                                BOARD COMMITTEES

     The Board has the following standing committee as described below:

--------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE
--------------------------------------------------------------------------------------------------------------
MEMBERS                               DESCRIPTION                                              MEETINGS
-------                               -----------                                              --------
Veenita Bisaria,                      Responsible for advising the full Board with respect     At least once
Independent Trustee                   to accounting, auditing and financial matters            annually.
Woodrow Henderson,                    affecting the Trust.                                     Last meeting
Independent Trustee                                                                            occurred on
Billy Wayne Stegall, Jr.,                                                                      January 25,
Independent Trustee                                                                            2003.

Copyright 2003, IPS Advisory, Inc.

--------------------------------------------------------------------------------
                        IPS FUNDS 2003 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Fellow Shareholders:

     In our 2002 Annual Report, we stated "Immediately ahead of us lies a bull market of historic proportions, and we have been preparing for it for several months now." We believe we have now entered what will prove to be a powerful, extended bull market rally typical of those that have followed every other major stock market crash. We expect that it will last at least a year, and that returns on stocks for 2003 will be quite high.

     There was a powerful rally off the bottom of the market on October 9, 2002, driven by low quality stocks, short covering and valuations that had simply gone too low. It then collapsed until March of 2003. This is typical of bear market bounces, as well as the early stages of major bull market moves. Low quality securities always move first. This is true not only of stocks, but also of bonds, which have seen a major rally in junk bonds while higher quality bonds barely budged. We did not participate until March because we have had four similar low quality rallies of 20%-plus in the last three years, and we needed to make certain it wasn't another head fake before we became fully invested.

     What convinced us that we really are in a new bull market and not just another bear market trap, is that in mid-March the rally picked up volume, the advance/decline indicator moved powerfully in the direction of advancing stocks, and the stocks that benefited broadened out very suddenly into high quality companies like those held by our Funds. As a result, both IPS MILLENNIUM and NEW FRONTIER FUNDS became fully invested during the month of March. We believe, however, that this is in the context of an ongoing, secular (long term) bear market, which is the reason behind our more conservative approach, as we explain further below.

LOWERING THE RISK LEVEL

     Since the 2002 Annual Report, we have continued to lower the risk of both Funds, as measured by the standard deviation (SD, or volatility) of monthly returns over a 13-month rolling period. We have lowered the SD of both Funds dramatically since early 2001, when we first realized that this was not just another ordinary, cyclical bear market. We continue to maintain a much lower risk level than that of the overall stock market.

     To achieve this lower level of risk, we have focused more strongly on high levels of Free Cash Flow (FCF), lower debt/capital ratios, higher cash on the balance sheet, and raised the bar yet again in terms of the discount from fair value that we demand before we will buy a stock. This has limited our downside risk without sacrificing growth potential. We are simply less likely to overpay for growth stocks in a market where growth stocks in many sectors are overvalued.

     In the 1980s & `90s, we all came to believe that if we bought good companies and held onto them, we could see our stocks appreciate steadily, sometimes dramatically. We did this with several companies (EMC, CALPINE, CISCO and others), and it encouraged us to hold onto these stocks even when P/E multiples rose to very high levels. This resulted in the volatility of our Funds reaching an unacceptable level in 2000, as you will see from the graph in the report for each Fund that follows.

     We have since early 2001 initiated a stricter discipline in terms of how high or low we allow a stock to go before we sell it, and have focused more strongly on quality. We have continued to raise the bar in terms of Free Cash Flow (FCF= Cash From Operations minus Capital Expenditures) yield on the stock price (currently 8%) until our risk is well below that of the overall stock market. We use the discounted present value of a company's Free Cash Flow, not EPS, to estimate fair value. When the stock's price rises significantly above fair value, we sell it and take our profits.

THE RATIONALE FOR LOWER RISK

     In the summer of 2001, we began to suspect that we were in the earliest stages of a secular bear market. Such markets are characterized by an extended period of about 15 years (plus or minus 5 years) of contracting P/E ratios, high market volatility, global economic and political instability, and very low overall stock returns. The initial market crash is now behind us. We expect years of declining P/E ratios to offset growth in GDP and in earnings, so that the stock market goes sideways for an extended period of time as we explained in our 2002 Annual Report to you. This does not mean that one cannot earn good returns, or that there won't be strong bull market rallies. But it will be against a background of declining

Copyright 2003, IPS Advisory, Inc.

market multiples, not expanding multiples like what we had in 1982 - 2000, and one must understand the environment, and how to invest in such an environment to make money.

     In 1901, the S&P 500 P/E ratio peaked at 23, marking the peak of the secular bull market of the late 1880s and 1890s. During the secular bear market following 1901, the P/E fell to a low of 5 in 1921. The P/E ratio then climbed to a high of 28 in 1929 during the secular bull market of the 1920s, after which it fell steadily during the following secular bear market, bottoming out at 9 in 1942. From that bottom, the P/E rose again during the next major secular bull market to peak at 23 in 1965. This was followed by another secular bear market, with the P/E falling to a low of 7 in 1982. The most recent secular bull market saw the P/E ratio peak at an unheard of 42 in 2000 before the crash. As in the past, we expect the P/E on the S&P 500 to decline until it bottoms out again somewhere between 8 and 11 in the next decade or so.

     As you can see, this is an old story. The stock market has a life of its own, and that life over long periods of time can be completely unrelated to GDP or EPS growth. It's clear to us now that we are in the secular bear market phase of the stock market's life cycle. The economy should do relatively well from here on out (with a predictable cyclical recession every few years, of course), as should EPS growth for American companies. The problem is that a decline in market valuation multiples for an extended period of time will more or less offset any gains in EPS. The result is likely to be that, as from 1901 - 1921, 1929 - 1953, and 1965 - 1982, the overall stock market simply goes nowhere, albeit with a lot of year-to-year volatility.

SUMMARY

     Such secular bear markets mandate three simple rules. First, because risk will be greater for the foreseeable future, buy only the highest quality companies. Second, focus on high, well-covered dividends, because that's where most of our return over the next several years will likely come from. At IPS FUNDS, we want to see FCF well in excess of the dividend during a company's worst year. The good news is that, for the first time since the 1950s or very early 1960s, dividends for many well-managed, high quality companies are higher than that of all but long term bonds. One should be able to generate relatively safe dividend income, well in excess of rates available on bank CDs and short term debt, with the added bonus of dividend growth and potential capital gains.

     Third, due to contracting market multiples, our focus for the rest of this decade must be on valuations. The P/E multiple on the S&P 500's trailing earnings is 31. If one adjusts for stock options and large contributions to badly under funded pension plans, the P/E on forward EPS for the S&P 500 is probably still in the 30s. Using STANDARD & POOR'S new Core Earnings measure, it's even higher. No stock market in history has entered a new bull market from these levels. It is virtually impossible that in a subdued global economy with some major long-term problems and massive excess capacity, earnings will grow fast enough to justify a P/E ratio in the 30s.

     This is why we have set the bar so high in terms of valuation. We will pay P/FCF multiples no higher than the low teens, which is probably where P/E multiples will bottom out in this cycle for the highest quality companies. We don't use P/E ratios because EPS is too manipulable. FCF is real cash generated by the actual core business of the company, a more conservative requirement. This generally translates into at least a 30% discount from our very conservative calculation of fair value for a company based on FCF before we will buy it. This reduces downside risk significantly, which is why our volatility has dropped so much. It is also the only way we will have a good shot at consistently enhancing our total return with capital gains in the years ahead, and so far it has been working.

     We expect to lag the S&P 500 during strong rallies, and to outperform it during declines, not every single day, of course, but certainly on a quarterly basis. Our primary goal is to generate a return, adjusted for risk, that exceeds that of the overall market most of the time, and long term. That doesn't mean we will have the best raw return numbers, but we do expect to earn a high risk-adjusted return.

     We expect to earn decent (not great) returns on stocks over the next decade, because we are investing for absolute, not relative returns. Our goal is to make money no matter what the indexes do. We may not succeed every single month, but we believe that absolute return investing gives us the best possible chance to add value during adverse markets. We simply need to stick with our discipline. The worst is behind us!

ROBERT A. LOEST, PH.D., CFA                           GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER                              PRESIDENT

Copyright 2003, IPS Advisory, Inc.

--------------------------------------------------------------------------------
                               IPS MILLENNIUM FUND
--------------------------------------------------------------------------------

2003 FIRST HALF PERFORMANCE

     IPS MILLENNIUM FUND under performed the S&P 500 for the first half of our 2003 fiscal year. The reason is that the initial rally that began in October of 2002 was composed almost exclusively of low quality companies. We remained invested only in the highest quality stocks, and did not participate until the end of March, 2003, when we saw the market rally broaden suddenly and strongly into high quality companies, accompanied by high volume and a strong shift in the advance/decline indicator toward advancers.

                                [GRAPHIC OMITTED]

FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS AS OF 5/31/03
                      ------------------------------------

                               6         1          3          5      INCEPTION
                            MONTHS      YEAR      YEARS      YEARS    (01/03/95)
FUND                         1.47%    -17.45%    -27.15%     -1.77%      8.25%
S&P 500 INDEX                3.91%    - 8.04%    -10.85%     -1.09%     11.07%
NASDAQ COMPOSITE INDEX *     7.92%    - 1.23%    -22.29%     -2.15%      9.51%
*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

     The six month return figure above is composed of losses in December through February, when most high quality stocks actually lost ground while low quality stocks rallied, followed by a fractional loss in March and two very strong months in April and May. The same thing happened in the bond market, with junk bonds taking off while high quality bonds went nowhere. This left us behind the major indexes for the period, which benefited to a large extent from the initial low quality stock rally. The last two months were far more positive for high quality companies and the tone of the market, and leave us optimistic for the remainder of the year.

     We decreased the number of equity holdings from 51 to 33. The risk of reducing diversification to enhance returns is now lower because we appear to be in a bull market. This allowed us, for instance, to build larger positions in companies in which we have a very high level of confidence, such as WELLPOINT HEALTH NETWORKS (WLP), R.R. DONNELLEY (DNY), EASTMAN KODAK (EK), FREEPORT-MCMORAN COPPER & GOLD (FCX), and UNITED TECHNOLOGIES (UTX).

     Because we have been buying only the highest quality companies, and we define quality as the ability to generate very large amounts of Free Cash Flow
(FCF), we have seen the dividend yield increase substantially, rising from 1.4% the

Copyright 2003, IPS Advisory, Inc.

end of November, 2002, to 2.15% at the end of May. It has continued to rise since then. The reason is that companies with a lot of FCF, by definition, make more money than they know what to do with. For a large percentage of them, the decision of the Board and management is simply to return much of it to investors in the form of dividends.

             ------------------------------------------------------
                                [GRAPHIC OMITTED]

                               IPS Millennium Fund
                                Growth of $10,000

                           IPSMX            S&P 500         NASDAQ
                                         (Value $000s)
                          -----------------------------------------
             1/95            10               10              10
             5/95            11               12              12
             11/95           13               13              14
             5/96            15               15              17
             11/96           16               17              18
             5/97            17               20              19
             11/97           19               22              22
             5/98            21               26              24
             11/98           23               27              26
             5/99            34               31              34
             11/99           48               33              45
             5/00            50               34              46
             11/00           42               32              35
             5/01            35               30              29
             11/01           25               28              26
             5/02            24               26              22
             11/02           19               23              20
             5/03            19               24              22

             ------------------------------------------------------
FIGURE 2: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

     IPS FUNDS continues to look for companies on the aggressive end of the barbell that have fundamental drivers likely to add value beyond that of GDP growth, and other efficiencies companies can achieve with restructuring, good internal controls, and similar measures. We have always believed that technology is a fundamental driver. In fact, a fascinating recent book entitled STOCK CYCLES (iUniverse, 2000), by Michael Alexander, presents a strong case to support our belief.

     EASTMAN KODAK (EK), which we also profiled in our last report, continues to take heat for their declining film business and temporary, adverse events like SARS, while they grow in dominance in digital imaging technology, especially their new CMOS chips for professional digital cameras. The most recent news that buttresses our faith in the company is that they are now in commercial production of a new OLED (organic light emitting display) technology that will produce far more power efficient screens for everything from laptops and cell phones to televisions. OLEDs are very thin, much lighter, have a wider viewing angle, work better in bright light, and consume only a tiny fraction as much power as current displays. This is a more important advance in display technology than were Flat Panel Displays. EK invented the technology over 20 years ago, and licenses it to virtually every global display manufacturer.

     FIRST HEALTH GROUP (FHCC) is another Fund company that we have built up from a 0.5% position in our last report to over a 3% position at the end of May. FHCC illustrates a common theme among a lot of great companies that are not overtly technology companies: technology has gone underground, and is emerging in the form of higher Free Cash Flows in non-technology companies that have figured out how to use it to fundamentally change the way they do business to better serve their customers and make more money while they do it.

     FHCC uses an advanced, sophisticated form of data mining technology in a completely new way that is beginning to catch on in other companies and sectors. They use the software not just to examine what happened and make changes to address it, but also to look for potential problem areas they can address before they become problems. FIRST HEALTH, for instance, uses it to list all their health care clients who may be about to experience a problem or gap in their health insurance coverage, and makes a personal call to the insured (typically an employee) to let them know what is happening, why, and suggest ways in which they might be able to get around or minimize the problem. This greatly reduces the stress and workload for the Human Resources Dept. of the company whose health plan they administer, and allows them to focus on their business instead of hiring a lot of HR people to deal with one employee health care coverage crisis after another.

Copyright 2003, IPS Advisory, Inc.

                                [GRAPHIC OMITTED]

FIGURE 3: Volatility of the Fund on a monthly basis, versus the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE INDEX, a broad-based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Risk is measured as the Standard Deviation of the most recent 13 monthly returns.

2002 FUND RISK

     We must all, in our daily lives, deal with risk assessment, from whether to run a yellow light in traffic, to whether to undergo a medical operation or pursue alternative treatment. Investing is no different. An assessment of risk taken to achieve a certain return should be at the core of every investor's decision making process. One cannot simply chase the highest returns without knowing the risk, as we've all learned recently. Upside volatility will inevitably translate into downside risk. This is why understanding the amount of risk you are taking for the returns you earn is essential.

     We first reported to you on our success in reducing MILLENNIUM'S risk level in November, 2002. As you can see above, we have continued to reduce our risk level and improve our risk-adjusted returns relative to the S&P 500 and the VALUE LINE ARITHMETIC COMPOSITE. The risk-adjusted return is calculated simply by dividing each monthly return by the 13-month standard deviation of returns for that month. While we may not be able to generate superior risk-adjusted returns every month, our goal is to do so over any reasonable investment horizon. In hindsight, we did not react fast enough when volatility spiked in 2000, but that's a problem with the execution of our methodology, not the methodology itself, which, as you can see above, works.

     Risk is only bad when you don't understand its source and its level up front. We would like to see all funds do a better job of informing their shareholders of the risks they are incurring to earn their returns, and it is our hope that the chart above will allow you to better understand your fund's return against the background of its risk.


ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER

Copyright 2003, IPS Advisory, Inc.

--------------------------------------------------------------------------------
                              IPS NEW FRONTIER FUND
--------------------------------------------------------------------------------

2003 FIRST HALF PERFORMANCE

     IPS NEW FRONTIER FUND under performed the S&P 500 for the first half of our 2003 fiscal year. The initial rally that began in October of 2002 was composed almost exclusively of low quality companies. We remained invested only in the highest quality stocks, and did not participate until the end of March, 2003, when we saw the market rally broaden suddenly and strongly into high quality companies, accompanied by high volume and a strong shift in the advance/decline indicator toward advancers.

                                [GRAPHIC OMITTED]

FIGURE 4: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS AS OF 5/31/03
                      ------------------------------------
                                                                      INCEPTION
                                      6 MONTHS    1 YEAR    3 YEARS   (08/03/98)
FUND                                    3.52%    -15.92%    -39.42%    -12.47%
S&P 500 INDEX                           3.91%    - 8.04%    -10.85%    - 1.56%
NASDAQ   COMPOSITE INDEX *              7.92%    - 1.23%    -22.29%    - 3.02%
*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

     The six month return figure above is composed of losses in December through February, when most high quality stocks actually lost ground while low quality stocks rallied, followed by a fractional loss in March and two very strong months in April and May. The same thing happened in the bond market, with junk bonds taking off while high quality bonds went nowhere. This left us behind the major indexes for the period, which benefited to a large extent from the initial low quality stock rally. The last two months were far more positive for high quality companies and the tone of the market, and leave us optimistic for the remainder of the year.

     We decreased the number of equity holdings from 39 to 24. The risk of reducing diversification to enhance returns is now lower because we appear to be in a bull market. This allowed us, for instance, to build larger positions in companies in which we have a very high level of confidence, such as WELLPOINT HEALTH NETWORKS (WLP), BENCHMARK ELECTRONICS (BHE), FREEPORT-MCMORAN COPPER & GOLD (FCX), and UNITED TECHNOLOGIES (UTX).

Copyright 2003, IPS Advisory, Inc.

As you may be aware, most companies in NEW FRONTIER are in MILLENNIUM as well, because NEW FRONTIER tends strongly to be a subset equal to the growth end of the MILLENNIUM barbell. However, we have also been finding most of our high potential return stocks in the small cap end of the capitalization spectrum.

     This means that NEW FRONTIER will own a few stocks that simply have too low a trading volume for MILLENNIUM. These include, most recently, companies like industrial manufacturer WOODWARD GOVERNOR (WGOV - fuel control systems) and FRIEDMAN, BILLINGS, RAMSEY (FBR - a real estate investment trust). Others are small cap stocks that MILLENNIUM may own, but in which NEW FRONTIER can build a more meaningful position. These include BANDAG (BDG - retread tires & equipment) and ESS TECHNOLOGIES (ESST - chips for DVD, CD and digital music players).

     One of our primary concerns is market valuation. The NASDAQ is so over extended in terms of valuation that there is simply no imaginable scenario under which earnings could grow enough in the next few years to justify the current NASDAQ level. The consequences for NEW FRONTIER FUND, in particular, are significant. Our FCF bar at its current setting eliminate virtually all large cap tech stocks in particular, and most other large caps as well. Clearly, the excess valuation in the stock market is in large capitalization stocks, and in the NASDAQ.

             ------------------------------------------------------
                                [GRAPHIC OMITTED]

                             IPS New Frontier Fund
                               Growth of $10,000

                           IPSFX           S&P 500          NASDAQ
                                        (Value $000s)
                          -----------------------------------------
             8/98            10               10              10
             11/98           11               10              11
             5/99            15               12              13
             11/99           25               13              18
             5/00            24               13              18
             11/00           15               12              14
             5/01            10               12              11
             11/01            7               11              10
             5/02             6               10               9
             11/02            5                9               8
             5/03             5                9               9
             ------------------------------------------------------
FIGURE 5: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

     The result is that you are likely to see a lot of names in NEW FRONTIER with which you are unfamiliar. Rest assured, though, that every one of these companies is profitable to a degree most companies, even the best-managed ones, can only dream about. ESST, for example, has an average purchase price of $6.91, zero debt, cash in the bank of over $4.00/share, and generates huge amounts of Free Cash Flow. Our estimate of fair value based on FCF is $17, so ESST is selling at a large discount to fair value.

     BENCHMARK ELECTRONICS is the gold standard for the electronics manufacturing outsourcers, even though it's only a small cap company. Growth should be in the high teens, there is little debt (less than 9% of capital), over $14/share in cash, EPS is actually growing in an environment where most of their competitors are losing money, and BHE throws off huge amounts of Free Cash Flow. The consensus estimate for earnings this year is $1.83, and we project Free Cash Flow of $8 plus per share. Based on our discounted Free Cash Flow model, this puts the current price at about one-fourth of fair value.

     We are finding almost no large cap stocks that look like ESST or BHE. It looks to us like almost all of the excess valuation in the stock market is concentrated in the giant cap and large cap sector of the market. The result is that every time we have raised our FCF bar, more large caps have fallen off our list of buyable stocks, and the Funds' average market capitalization has decreased. Three obvious ones that no longer meet our FCF criteria, for example, are WALGREEN (WAG), MICROSOFT (MSFT) and WAL*MART (WMT).

Copyright 2003, IPS Advisory, Inc.

     Each of these three companies is exceptionally well-managed; each of them generates Free Cash Flow; and WMT and WAG have great stories driven by great demographic and other drivers. We have talked about them before, owned them, and believe in their value proposition. They are just too expensive, though, with P/E ratios that are likely to contract for many years to come, neutralizing the growth in EPS that we expect.

     This is a secular bear market. That doesn't mean we won't have bull market rallies - we certainly will. However, such markets are characterized by decreasing market multiples, as we pointed out in the introduction to this report. Buying stocks with P/E ratios of 30 in a declining P/E ratio environment that is likely to end with P/E ratios around 10 makes it very hard to make money. This is why we have raised the bar until we are paying low enough multiples on our companies that we are more likely to benefit from increasing earnings, without having the EPS growth neutralized by a declining P/E ratio.

2003 FUND RISK

     We must all, in our daily lives, deal with risk assessment, from whether to run a yellow light in traffic, to whether to undergo a medical operation or pursue alternative treatment. Investing is no different. An assessment of risk taken to achieve a certain return should be at the core of every investor's decision making process. One cannot simply chase the highest returns without knowing the risk, as we've all learned recently. Upside volatility will inevitably translate into downside risk. This is why understanding the amount of risk you are taking for the returns you earn is essential.

                                [GRAPHIC OMITTED]

FIGURE 6: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the NASDAQ. Risk is measured as the Standard Deviation of the most recent 13 monthly returns.

     We first reported to you on our success in reducing NEW FRONTIER'S risk level in November, 2002. As you can see above, we have continued to reduce our risk level and improve our risk-adjusted returns relative to the S&P 500, the VALUE LINE ARITHMETIC COMPOSITE and the NASDAQ. The risk-adjusted return is calculated simply by dividing each monthly return by the 13-month standard deviation of returns for that month. While we may not be able to generate superior risk-adjusted returns every month, our goal is to do so over any reasonable investment horizon. In hindsight, we did not react fast enough when volatility spiked in 2000, but that's a problem with the execution of our methodology, not the methodology itself, which, as you can see above, works.

Copyright 2003, IPS Advisory, Inc.

     Risk is only bad when you don't understand its source and its level up front. We would like to see all funds do a better job of informing their shareholders of the risks they are incurring to earn their returns, and it is our hope that the chart above will allow you to better understand your fund's return against the background of its risk.


ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER


** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change or temporary insanity, and any forecasts made cannot be guaranteed. While our information has been obtained from sources we trust, people make mistakes, including us. We may also change our mind later and not tell you. The market may change and not tell us. Technology or politics may change and not tell the market. The gods might just be having a bad day.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 INDEX is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The NASDAQ COMPOSITE INDEX is an unmanaged index of more than 4,000 stocks traded electronically through the NASDAQ System. The returns shown for the NASDAQ COMPOSITE INDEX do not include reinvestment of dividends. The VALUE LINE ARITHMETIC COMPOSITE INDEX is an arithmetically averaged index of approximately 1,700 stocks that is more broad-based than the S&P 500 INDEX. The VALUE LINE ARITHMETIC COMPOSITE INDEX figures do not reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** CITCO-Quaker Fund Services, Inc. distributor.                          6/2003

For more information, please contact IPS Funds at:
Phone:   800.249.6927                                       1225 Weisgarber Road
         865.524.1676    Web Site: www.ipsfunds.com         Suite S-380
Fax:     865.544.0630    Email:    info@ipsfunds.com        Knoxville, TN  37909

IPS Advisory, Inc. has written Proxy Voting Procedures designed to ensure that proxies are voted consistent with written standards, and solely in the best interests of shareholders. Please call IPS Advisory, Inc. (IPSA) at 800.232.9142 if you would like to receive a copy of our Proxy Voting Procedures at no charge to you, or view them on our Web site at http://www.ipsfunds.com. You may also call for information on how we voted a proxy for a specific company. IPSA does not cross reference votes on a specific issue with the stocks to which it applies.

Copyright 2003, IPS Advisory, Inc.

                               IPS MILLENNIUM FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2003 (UNAUDITED)

COMMON STOCKS - 93.23%                              SHARES             VALUE
                                                 ------------      ------------

BANKS - 1.77%
Wells Fargo & Co.                                      30,000         1,449,000
                                                                   ------------

BIOTECHNOLOGY - 2.39%
Invitrogen Corp.*                                      50,000         1,951,000
                                                                   ------------

BUSINESS SERVICES - 7.11%
Angelica Corp.                                         60,000         1,072,800
R.R. Donnelley & Sons Co.                             190,000         4,740,500
                                                                   ------------
                                                                      5,813,300
                                                                   ------------
CONSUMER DISCRETIONARY - 22.96%
Cadbury Schweppes plc                                 140,000         3,353,000
Fortune Brands, Inc.                                   70,000         3,668,000
H.J. Heinz Co.                                         40,000         1,322,800
Kimberly-Clark Corp.                                   30,000         1,557,900
Lancaster Colony Corp.                                 50,000         1,934,500
Lance, Inc.                                           110,000         1,031,800
Lone Star Steakhouse & Saloon, Inc.                    80,000         1,832,000
Newell Rubbermaid, Inc.                               100,000         2,850,000
The Pepsi Bottling Group, Inc.                         60,000         1,223,400
                                                                   ------------
                                                                     18,773,400
                                                                   ------------
CONSUMER RETAIL - 9.80%
AutoZone, Inc.*                                        20,000         1,673,600
Borders Group, Inc.*                                  110,000         1,809,500
Brown Shoe Co., Inc.                                   90,000         2,551,500
Genuine Parts Co.                                      60,000         1,972,200
                                                                   ------------
                                                                      8,006,800
                                                                   ------------
CONSUMER SERVICES - 2.50%
H&R Block, Inc.                                        50,000         2,047,000
                                                                   ------------

HEALTHCARE - 7.84%
First Health Group Corp.*                             100,000         2,566,000
WellPoint Health Networks Inc.*                        45,000         3,840,300
                                                                   ------------
                                                                      6,406,300
                                                                   ------------
INDUSTRIAL MANUFACTURING - 21.82%
Eastman Kodak Co.                                      80,000         2,451,200
Freeport-McMoRan Copper & Gold Inc.                   200,000         4,390,000
Hubbell Inc.                                           90,000         3,029,400
Kaydon Corp.                                           70,000         1,484,000
The Stanley Works                                     110,000         3,075,600
United Technologies Corp.                              50,000         3,412,500
                                                                   ------------
                                                                     17,842,700
                                                                   ------------
INSURANCE - 0.44%
The Allstate Corp.                                     10,000           359,900
                                                                   ------------

MULTIMEDIA - 6.63%
Hearst-Argyle Television Inc.*                        110,000         2,733,500
Univision Communications Inc.*                         90,000         2,686,500
                                                                   ------------
                                                                      5,420,000
                                                                   ------------
REITS - 3.05%
Chelsea Property Group, Inc.                           60,000         2,493,600
                                                                   ------------

SEMICONDUCTORS - 0.51%
ESS Technology, Inc.*                                  50,000           417,500
                                                                   ------------

TELECOMMUNICATIONS - 6.41%
Alltel Corp.                                           50,000         2,394,000
Benchmark Electronics, Inc.*                          100,000         2,844,000
                                                                   ------------
                                                                      5,238,000
                                                                   ------------
TOTAL COMMON STOCK (COST $71,003,785)                                76,218,500
                                                                   ------------

SHORT-TERM INVESTMENTS - 6.80%
Federated Cash Trust Series II                      5,553,858         5,553,858
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,553,858)

                                                                   ------------
TOTAL INVESTMENTS (COST $76,557,643) - 100.03%                       81,772,358
                                                                   ------------

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.03)%                    (21,456)

                                                                   ------------
TOTAL NET ASSETS - 100.00%                                           81,750,902
                                                                   ============

* Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

Copyright 2003, IPS Advisory, Inc.

                              IPS NEW FRONTIER FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2003 (UNAUDITED)

COMMON STOCKS - 93.48%                              SHARES             VALUE
                                                 ------------      ------------

BIOTECHNOLOGY - 4.59%
Invitrogen Corp.*                                       4,000           156,080
                                                                   ------------

BUSINESS SERVICES - 8.60%
Angelica Corp.                                          8,000           143,040
R.R. Donnelley & Sons Co.                               6,000           149,700
                                                                   ------------
                                                                        292,740
                                                                   ------------
CONSUMER DISCRETIONARY - 17.28%
Cadbury Schweppes plc                                   6,000           143,700
Fortune Brands, Inc.                                    3,000           157,200
Lancaster Colony Corp.                                  3,000           116,070
Newell Rubbermaid Inc.                                  6,000           171,000
                                                                   ------------
                                                                        587,970
                                                                   ------------
CONSUMER RETAIL - 7.07%
Borders Group, Inc.                                     6,000            98,700
Brown Shoe Co., Inc.                                    5,000           141,750
                                                                   ------------
                                                                        240,450
                                                                   ------------
CONSUMER SERVICES - 3.61%
H&R Block, Inc.                                         3,000           122,820
                                                                   ------------

HEALTHCARE - 9.54%
First Health Group Corp.*                               6,000           153,960
WellPoint Health Networks, Inc.*                        2,000           170,680
                                                                   ------------
                                                                        324,640
                                                                   ------------
INDUSTRIAL MANUFACTURING - 23.20%
Eastman Kodak Co.                                       4,000           122,560
Freeport-McMoRan Copper & Gold Inc.                    10,000           219,500
Hubbell Inc.                                            2,000            67,320
Kaydon Corp.                                            3,000            63,600
The Stanley Works                                       4,000           111,840
United Technologies Corp.                               3,000           204,750
                                                                   ------------
                                                                        789,570
                                                                   ------------
MULTIMEDIA - 8.04%
Hearst-Argyle Television Inc.*                          5,000           124,250
Univision Communications Inc.*                          5,000           149,250
                                                                   ------------
                                                                        273,500
                                                                   ------------
NON-BANK FINANCIAL - 0.78%
Friedman, Billings, Ramsey Group, Inc.                  2,000            26,600
                                                                   ------------

SEMICONDUCTORS - 2.94%
ESS Technology, Inc.*                                  12,000           100,200
                                                                   ------------

TELECOMMUNICATIONS - 7.83%
Alltel Corp.                                            2,000            95,760
Benchmark Electronics, Inc.*                            6,000           170,640
                                                                   ------------
                                                                        266,400
                                                                   ------------
TOTAL COMMON STOCK (COST $2,942,670)                                  3,180,970
                                                                   ------------

SHORT-TERM INVESTMENTS - 6.18%
Federated Cash Trust Series II                        210,293           210,293
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $210,293)                            210,293
                                                                   ------------

TOTAL INVESTMENTS (COST $3,152,963) - 99.66%                          3,391,263

OTHER ASSETS LESS LIABILITIES, NET - 0.34%                               11,643

                                                                   ------------
TOTAL NET ASSETS - 100.00%                                            3,402,906
                                                                   ============

* Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

Copyright 2003, IPS Advisory, Inc.

                                  THE IPS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                            MAY 31, 2003 (UNAUDITED)

                                                              IPS               IPS
                                                        MILLENNIUM FUND   NEW FRONTIER FUND
                                                        ---------------   -----------------
ASSETS:
    Investments, at value  (cost $76,557,643
       and $3,152,963, respectively)                    $   81,772,358     $    3,391,263
    Cash                                                            --                 --
    Receivable for investments sold                                 --                 --
    Receivable for capital shares sold                          37,322              3,695
    Dividends receivable                                       274,922             11,831
    Interest receivable                                          1,433                 47
                                                        --------------     --------------
    Total Assets                                            82,086,035          3,406,836
                                                        --------------     --------------

LIABILITIES:
    Payable for investments purchased                               --                 --
    Payable for capital shares redeemed                        240,926                 --
    Payable to Advisor                                          94,207              3,930
                                                        --------------     --------------
    Total Liabilities                                          335,133              3,930
                                                        --------------     --------------
    Total Net Assets                                    $   81,750,902     $    3,402,906
                                                        ==============     ==============

NET ASSETS CONSIST OF:
    Capital stock                                       $  389,348,723     $   22,487,507
    Accumulated undistributed net realized
       loss on investments sold                           (312,963,656)       (19,318,451)
    Accumulated undistributed net investments income           151,120             (4,450)
    Net unrealized appreciation (depreciation)
       on investments                                        5,214,715            238,300
                                                        --------------     --------------
    Total Net Assets                                    $   81,750,902     $    3,402,906
                                                        ==============     ==============
Shares outstanding (no par value,
     unlimited shares authorized)                            3,591,190            550,645

Net asset value, redemption price and
     offering price per share                           $        22.76     $         6.18
                                                        ==============     ==============

                                  THE IPS FUNDS
                            STATEMENTS OF OPERATIONS
                  FOR THE PERIOD ENDED MAY 31, 2003 (UNAUDITED)

                                                               IPS                IPS
                                                         MILLENNIUM FUND   NEW FRONTIER FUND
                                                         ---------------   -----------------
INVESTMENT INCOME:
     Dividend income                                     $      711,099     $       18,856
     Interest income                                              8,567                444
                                                         --------------     --------------
     Total investment income                                    719,666             19,300
                                                         --------------     --------------
EXPENSES:
     Investment advisory fee                                    568,546             23,750
                                                         --------------     --------------
     Total expenses                                             568,546             23,750
                                                         --------------     --------------

NET INVESTMENT INCOME                                           151,120             (4,450)
                                                         --------------     --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investment transactions            (2,900,512)           (58,126)
     Change in unrealized appreciation (depreciation)
          on investments                                      3,282,766            165,293
                                                         --------------     --------------
     Net realized and unrealized loss on investments            382,254            107,167
                                                         --------------     --------------
NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                     $      533,374     $      102,717
                                                         ==============     ==============

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

                                  THE IPS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           IPS                                    IPS
                                                                     MILLENNIUM FUND                       EW FRONTIER FUND
                                                           -----------------------------------   -----------------------------------
                                                           FOR THE PERIOD                        FOR THE PERIOD
                                                                ENDED               YEAR              ENDED               YEAR
                                                            MAY 31, 2003           ENDED          MAY 31, 2003           ENDED
                                                             (UNAUDITED)     NOVEMBER 30, 2002     (UNAUDITED)     NOVEMBER 30, 2002
                                                           -----------------------------------   -----------------------------------
OPERATIONS:
    Net investment income (loss)                            $      151,120     $     (368,273)    $       (4,450)    $      (53,599)
    Net realized loss on investment transactions                (2,900,512)       (36,207,928)           (58,126)        (1,963,080)
    Change in unrealized appreciation
       (depreciation) on investments                             3,282,766            931,850            165,293            315,715
                                                            ---------------------------------     ---------------------------------

    Net decrease in net assets resulting from operations           533,374        (35,644,351)           102,717         (1,700,964)
                                                            ---------------------------------     ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               --                 --                 --                 --
    Net realized gains                                                  --                 --                 --                 --
                                                            ---------------------------------     ---------------------------------

    Total dividends and distributions                                   --                 --                 --                 --
                                                            ---------------------------------     ---------------------------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                   24,389,379        288,101,402            133,444            500,492
    Shares issued to holders in reinvestment of dividends               --                 --                 --                 --
    Cost of shares redeemed                                    (37,814,905)      (342,281,302)          (558,455)        (1,303,951)
                                                            ---------------------------------     ---------------------------------

    Net increase (decrease) in net assets resulting
       from capital share transactions                         (13,425,526)       (54,179,900)          (425,011)          (803,459)
                                                            ---------------------------------     ---------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                        (12,892,152)       (89,824,251)          (322,294)        (2,504,423)

NET ASSETS:
    Beginning of period                                         94,643,054        184,467,305          3,725,200          6,229,623
                                                            ---------------------------------     ---------------------------------

    End of period                                           $   81,750,902     $   94,643,054     $    3,402,906     $    3,725,200
                                                            =================================     =================================

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

                              IPS MILLENNIUM FUND
                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                     PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                     MAY 31, 2003     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                      (UNAUDITED)         2002             2001             2000           1999
                                                      ----------       ----------       ----------       ----------     ----------
PER SHARE DATA:
Net asset value, beginning of period                  $    22.43       $    29.43       $    49.29       $    55.93     $    27.53

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                           0.04            (0.07)(1)        (0.10)(1)         0.04          (0.03)
     Net realized and unrealized gain
        (loss) on investments                               0.29            (6.93)          (19.72)           (6.30)         28.45
                                                      ----------       ----------       ----------       ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                            0.33            (7.00)          (19.82)           (6.26)         28.42
                                                      ----------       ----------       ----------       ----------     ----------
LESS DISTRIBUTIONS:
     Dividends from net investment income                     --               --            (0.04)              --          (0.02)
     Distributions from net realized gains                    --               --               --            (0.38)            --
                                                      ----------       ----------       ----------       ----------     ----------
Total dividends and distributions                             --               --            (0.04)           (0.38)         (0.02)
                                                      ----------       ----------       ----------       ----------     ----------

Net asset value, end of period                        $    22.76       $    22.43       $    29.43       $    49.29     $    55.93
                                                      ==========       ==========       ==========       ==========     ==========

Total return                                               1.47%          (23.79%)         (40.25)%         (11.36)%       103.23%

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period (000's)                $   81,751       $   94,643       $  184,467       $  409,247     $  132,331
     Ratio of net operating expenses to
        average net assets                                 1.40%            1.34%            1.19%            1.11%          1.39%
     Ratio of net investment income (loss)
        to average net assets                              0.19%           (0.27%)          (0.23%)           0.08%         (0.07)%
     Portfolio turnover rate                              96.90%          209.20%          115.45%           27.88%         51.74%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

                              IPS NEW FRONTIER FUND
                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                            PERIOD ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            MAY 31, 2003       NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                             (UNAUDITED)           2002              2001              2000              1999
                                             ----------         ----------        ----------        ----------        ----------
PER SHARE DATA:
Net asset value, beginning of period         $     5.97         $     8.45        $    17.04        $    29.39        $    12.60

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                  (0.01)             (0.08)(1)         (0.11)(1)         (0.25)(1)         (0.03)
    Net realized and unrealized gain
       (loss) on investments                       0.22              (2.40)            (8.48)           (11.36)            16.84
                                             ----------         ----------        ----------        ----------        ----------
TOTAL FROM INVESTMENT OPERATIONS                   0.21              (2.48)            (8.59)           (11.61)            16.81
                                             ----------         ----------        ----------        ----------        ----------
LESS DISTRIBUTIONS:
    Dividends from net investment income             --                 --                --                --             (0.02)
    Distributions from net realized gains            --                 --                --             (0.74)               --
                                             ----------         ----------        ----------        ----------        ----------
Total dividends and distributions                    --                 --                --             (0.74)            (0.02)
                                             ----------         ----------        ----------        ----------        ----------

Net asset value, end of period               $     6.18         $     5.97        $     8.45        $    17.04        $    29.39
                                             ==========         ==========        ==========        ==========        ==========

Total return                                      3.52%            (29.35%)          (50.41)%          (40.92)%          133.37%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period (000's)        $    3,403         $    3,725        $    6,230        $   11,077        $    5,697
    Ratio of net operating expenses
       to average net assets                      1.40%              1.40%             1.40%             1.40%             1.40%
    Ratio of net investment income (loss)
       to average net assets                     (0.13)%            (1.11)%           (1.00)%           (0.92)%           (0.13)%
    Portfolio turnover rate                     135.12%            300.19%           187.61%            78.61%           217.50%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

Copyright 2003, IPS Advisory, Inc.

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2003

1.   ORGANIZATION

     The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation
          Securities, which are traded on a recognized stock exchange, are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

     (b)  Federal Income and Excise Taxes
          The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner, which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

     (c)  Distributions to Shareholders
          Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (d)  Securities Transactions and Investment Income
          Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

                                                                   FOR THE
                                                              SIX MONTHS ENDED                       YEAR ENDED
                                                                MAY 31, 2003                      NOVEMBER 30, 2002
IPS MILLENNIUM FUND                                 $               Shares              $               Shares
                                              -------------     -------------     -------------     -------------
Shares sold                                   $  24,389,379         1,109,011     $ 288,101,402        11,016,757
Shares issued in reinvestment of dividends               --                --                --                --
Shares redeemed                                 (37,814,905)       (1,737,122)     (342,281,302)      (13,066,471)
                                              -------------     -------------     -------------     -------------
Net increase (decrease)                       ($ 13,425,526)         (621,111)    ($ 54,179,900)       (2,049,714)
                                              =============                       =============
SHARES OUTSTANDING:
Beginning of period                                                 4,219,301                           6,269,015
                                                                -------------                       -------------
End of period                                                       3,591,190                           4,219,301
                                                                =============                       =============

Copyright 2003, IPS Advisory, Inc.

                                                                   FOR THE
                                                              SIX MONTHS ENDED                       YEAR ENDED
                                                                MAY 31, 2003                      NOVEMBER 30, 2002
IPS NEW FRONTIER FUND                               $               Shares              $               Shares
                                              -------------     -------------     -------------     -------------
Shares sold                                   $     133,444            22,954     $     500,492            68,451
Shares issued in reinvestment of dividends               --                --                --                --
Shares redeemed                                    (558,455)          (96,762)       (1,303,951)         (180,957)
                                              -------------     -------------     -------------     -------------
Net increase (decrease)                       ($    425,011)          (73,808)    ($    803,459)         (112,506)
                                              =============                       =============
SHARES OUTSTANDING:
Beginning of period                                                   624,453                             736,959
                                                                -------------                       -------------
End of period                                                         550,645                             624,453
                                                                =============                       =============

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the six months ended May 31, 2003, are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                   IPS MILLENNIUM FUND    IPS NEW FRONTIER FUND
                                   -------------------    ---------------------
     Purchases                             $71,474,932               $4,106,564
     Sales                                 $78,222,386               $4,547,580

     At May 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                   IPS MILLENNIUM FUND    IPS NEW FRONTIER FUND
                                   -------------------    ---------------------
     Unrealized appreciation                $7,327,683                 $291,836
     Unrealized depreciation                (2,998,766)                (134,867)
                                            ----------                 --------
     Net unrealized appreciation/
       (depreciation) on investments        $4,328,917                 $156,969
                                            ==========                 ========

     At May 31, 2003, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $77,443,441 and $3,234,294, respectively. The difference between book cost and tax cost consists of wash sales of $885,798 for the Millennium Fund and $81,331for the New Frontier Fund.

     At November 30, 2002, the Millennium Fund had an accumulated net realized capital loss carryover of $309,177,346, with $38,019,443 expiring in 2008, $234,768,275 expiring in 2009, and $36,389,892 expiring in 2010. The New
Frontier Fund, at November 30, 2002, had an accumulated net realized capital loss carryover of $19,178,994, with $3,627,173 expiring in 2008, $13,651,050 expiring in 2009, and $1,900,771 expiring in 2010. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

5.   INVESTMENT ADVISOR

     The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the six months ended May 31, 2003 for the
Millennium   Fund  and  the  New  Frontier   Fund  were  $568,546  and  $23,750,
respectively.

6.   BENEFICIAL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2003, Charles Schwab & Co., for the benefit of its customers, beneficially owned 52% of the Millennium Fund.

Copyright 2003, IPS Advisory, Inc.

7.   DISTRIBUTABLE EARNINGS

     MILLENNIUM FUND. There were no distributions during the six months ended May 31, 2003.

     The tax character of distributions paid during the six months ended May 31, 2003 and the fiscal year 2002 were as follows.

     Distributions paid from:                       2003            2002
                                                 ----------      ----------
             Ordinary income                     $       --      $       --
             Short-term Capital Gain                     --              --
             Long-term Capital Gain                      --              --
                                                 ----------      ----------
                                                 $       --      $       --
                                                 ==========      ==========

     NEW FRONTIER FUND. There were no distributions during the six months ended May 31, 2003.

     The tax character of distributions paid during the six months ended May 31, 2003 and the fiscal year 2002 were as follows.

     Distributions paid from:                       2003            2002
                                                 ----------      ----------
             Ordinary income                     $       --      $       --
             Short-term Capital Gain                     --              --
             Long-term Capital Gain                      --              --
                                                 ----------      ----------
                                                 $       --      $       --
                                                 ==========      ==========

     As  of  November  30,  2002,  the  components  of  distributable   earnings
(accumulated losses) on a tax basis were as follows:

                                                   IPS                 IPS
                                                Millennium         New Frontier
                                                   Fund                Fund
                                              --------------     --------------
Undistributed ordinary income
  (accumulated losses)                        $           --     $           --
Undistributed long-term capital gain
  (accumulated losses)                          (309,177,346)       (19,178,994)
Unrealized appreciation/(depreciation)             1,046,151             (8,324)
                                              --------------     --------------
                                              $ (308,131,195)    $  (19,187,318)
                                              ==============     ==============

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

                              INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                # OF
                                                                                                PORTFOLIOS
                                                  TERM OF                                       IN FUND
                                  POSITION(S)     OFFICE AND                                    COMPLEX       OTHER
                                  HELD WITH THE   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS
NAME, AGE, AND ADDRESS            TRUST           TIME SERVED  PAST FIVE YEARS                  TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 42,              Independent     Since        Financial Analyst, Tennessee          3        None
12416 Fort West Drive             Trustee         inception    Valley Authority
Knoxville, TN 37922                               of Funds     (1997-Present); Financial
                                                  in 1995      Analyst Charter (CFA).
-------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 45, 6504       Independent     Since        Director of Planned Giving for        3        None
Clary Lane Knoxville, TN          Trustee         inception    the University of Tennessee at
37919                                             of Funds     Knoxville, Juris Doctor.
                                                  in 1995
-------------------------------------------------------------------------------------------------------------------------------

Copyright 2003, IPS Advisory, Inc.

                                       18

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                # OF
                                                                                                PORTFOLIOS
                                                  TERM OF                                       IN FUND
                                  POSITION(S)     OFFICE AND                                    COMPLEX       OTHER
                                  HELD WITH THE   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS
NAME, AGE, AND ADDRESS            TRUST           TIME SERVED  PAST FIVE YEARS                  TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 46,     Independent     Since        Account Executive, Colonial           3        None
316 Stonewall Street Memphis,     Trustee         inception    Life & Accident
TN 38112                                          of Funds     (1995-Present).
                                                  in 1995
-------------------------------------------------------------------------------------------------------------------------------

                         INTERESTED TRUSTEES & OFFICERS

-------------------------------------------------------------------------------------------------------------------
                                                                                  # OF
                                                                                  PORTFOLIOS
                                            TERM OF                               IN FUND
                              POSITION(S)   OFFICE AND     PRINCIPAL OCCUPATION   COMPLEX      OTHER
                              HELD WITH     LENGTH OF      (S) DURING PAST FIVE   OVERSEEN     DIRECTORSHIPS
NAME, AGE, AND ADDRESS        THE TRUST     TIME SERVED    YEARS                  BY TRUSTEE   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 39, 1225       President,    Since          President of IPS           3        IPS Advisory,
Weisgarber Road, Suite        Chief         inception      Advisory, Inc.                      Inc.; Director
S-380, Knoxville, TN 37909    Financial     of Funds in                                        of Young
                              Officer,      1995                                               Entrepreneurs'
                              Treasurer                                                        Organization
                              and Trustee                                                      (YEO);
                                                                                               Association for
                                                                                               Investment and
                                                                                               Management
                                                                                               Research
                                                                                               (AIMR);
                                                                                               Personal &
                                                                                               Child Safety,
                                                                                               LLC (PCS)
-------------------------------------------------------------------------------------------------------------------
Robert Loest*, 59, 1225       Vice           Since         Chief Executive             3       IPS Advisory,
Weisgarber Road, Suite        President,     inception     Officer of IPS                      Inc.
S-380, Knoxville, TN          Secretary      of Funds in   Advisory, Inc.;
37909                         and Trustee    1995          Financial Analyst
                                                           Charter (CFA); Ph.D.
                                                           in Biology.
-------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.


                                BOARD COMMITTEES

       The Board has the following standing committee as described below:

--------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE
--------------------------------------------------------------------------------------------------------------
MEMBERS                               DESCRIPTION                                              MEETINGS
-------                               -----------                                              --------
Veenita Bisaria,                      Responsible for advising the full Board with respect     At least once
Independent Trustee                   to accounting, auditing and financial matters            annually.
Woodrow Henderson,                    affecting the Trust.                                     Last meeting
Independent Trustee                                                                            occurred on
Billy Wayne Stegall, Jr.,                                                                      January 25,
Independent Trustee                                                                            2003.

Copyright 2003, IPS Advisory, Inc.

ITEM 2.   CODE OF ETHICS.

Not applicable at this time.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

Not applicable.

ITEM 10.  EXHIBITS

(a)  Not applicable at this time.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-906CERT.

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) IPS Funds

By (Signature and Title)* Greg D'Amico

PRESIDENT AND TREASURER
-----------------------

Date 08/08/2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* Greg D'Amico

PRESIDENT
---------

Date 08/08/2003

By (Signature and Title)* Greg D'Amico

TREASURER
---------

Date 08/08/2003

* Print the name and title of each signing officer under his or her signature.